UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): November 18, 2013

MARATHON PATENT GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54652	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2331 Mill Road, Suite 100 Alexandria, VA	22314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 232-1701

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 18, 2013, Marathon Patent Group, Inc., a Nevada corporation (the “Company”), entered into Amendment No. 1 to the Executive Employment Agreement with Doug Croxall, the Company’s Chief Executive Officer and Chairman (“Amendment”). Pursuant to the Amendment, the term of the Croxall Agreement shall be extended to November 14, 2017 and (ii) Mr. Croxall’s annual base salary shall be increased to $480,000.00, subject to a 3% increase every year, commencing on November 14, 2014.

On November 18, 2013, the Company entered into an 2 year Executive Employment Agreement with Richard Raisig (“Raisig Agreement”), pursuant to which Mr. Raisig shall serve as the Chief Financial Officer of the Company, effective December 3, 2013. Pursuant to the terms of the Raisig Agreement, Mr. Raisig shall receive a base salary at an annual rate of $250,000.00 and an annual bonus up to 100% of Mr. Raisig’s base salary as determined by the Compensation Committee of the Board. As further consideration for Mr. Raisig’s services, the Company agreed to issue Mr. Raisig ten (10) year stock options to purchase an aggregate of 115,000 shares of common stock, with a strike price of $5.70 per share, vesting in twenty-four (24) equal installments on each monthly anniversary of the date of the Raisig Agreement, provided Mr. Raisig is still employed by the Company on each such date. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

On November 18, 2013, the Company entered into a Consulting Agreement with Jeff Feinberg (“Consulting Agreement”), pursuant to which Mr. Feinberg shall provide certain public relations services to the Company. As consideration, Mr. Feinberg shall be issued 100,000 shares of the Company’s restricted common stock; 50% of which shall vest on the one-year anniversary of the Consulting Agreement and the remaining 50% of which shall vest on the second year anniversary of the Consulting Agreement. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

The forgoing description of the principal terms of the Amendment, the Raisig Agreement and the Consulting Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Amendment, the Raisig Agreement and the Consulting Agreement attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, which is incorporated herein by this reference.

ITEM 3.02             UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 is incorporated by reference into Item 3.02.

On November 18, 2013, the Board of Directors of the Company approved a grant of ten (10) year stock options to purchase an aggregate of 100,000 shares of common stock to Doug Croxall, with a strike price of $5.93 per share (representing the closing price on the date of grant), vesting in twenty-four (24) equal installments on each monthly anniversary of the date of grant. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 18, 2013, the Board of Directors appointed Mr. Richard Raisig to serve as the Company’s Chief Financial Officer, effective December 3, 2013.

Richard Raisig

From April to December 2013, Mr. Raisig performed CFO Consulting work for technology companies. From January to April 2013, Mr. Raisig was the CFO of Petrosonic Energy Inc., a publicly traded Canadian start-up energy technology company with operations in Albania. From 2009 through 2012, Mr. Raisig was CFO of Connexed Technologies, Inc., a private start-up technology company developing and marketing offsite storage and access services for surveillance video in a hosted environment. From 2007 to 2009, Mr. Raisig was CFO of Aurora Systems, Inc., a venture backed start-up fabless semiconductor company in the micro-display space. From 1986 to 2006, Mr. Raisig was CFO of Microvision, Inc., a publicly traded start-up technology company in the micro-display space. Mr. Raisig has a BA in Economics from the University of California, Irvine and an MBA from the University of Southern California.

There is no family relationship between Mr. Raisig and any of our other officers and directors. There are no understandings or arrangements between Mr. Raisig and any other person pursuant to which Mr. Raisig was appointed as the Chief Financial Officer.

Terms of the Raisig Agreement and the compensatory arrangements between the Company and Mr. Raisig are set forth in Item 1.01 and are incorporated by reference into Item 5.02.

Except for the aforementioned Raisig Agreement, there has not been any transaction or currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Raisig had or will have a direct or indirect material interest since the beginning of the Company’s last fiscal year.

Effective December 3, 2013, concurrent with the appointment of Mr. Richard Raisig as the Company’s Chief Financial Officer, Mr. John Stetson, the Company’s current Chief Financial Officer, will stop serving as the Company’s Chief Financial Officer and take the position of Executive Vice President. The change of position is not in connection with any known disagreement with the Company on any matter.

Compensatory Arrangements of Doug Croxall

Terms of the Amendment and the compensatory arrangements between the Company and Mr. Raisig are set forth in Items 1.01 and 3.02 and are incorporated by reference into Item 5.02.

In addition, on November 18, 2013, the Board of Directors approved a cash bonus of $350,000 to Mr. Croxall, 50% of which shall be payable within three (3) days of execution of the Amendment and 50% of which shall be payable on or before February 1, 2014.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Amendment No. 1 to the Executive Employment Agreement by and between Marathon Patent Group, Inc. and Doug Croxall dated November 18, 2013
10.2	Executive Employment Agreement by and between Marathon Patent Group, Inc. and Richard Raisig dated November 18, 2013
10.3	Consulting Agreement by and between Marathon Patent Group, Inc. and Jeff Feinberg dated November 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 22, 2013

MARATHON PATENT GROUP, INC.

By:	/s/ Doug Croxall
Name: Doug Croxall
Title: Chief Executive Officer